Exhibit 99.2

Rexford
INDUSTRIAL

Supplemental Financial Reporting Package

Third Quarter 2016

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated Financial Results:
Consolidated Balance Sheets	5
Consolidated Statement of Operations	6-7
Non‐GAAP FFO, Core FFO and AFFO Reconciliations	8-9
Statement of Operations Reconciliations	10-11
Same Property Portfolio Performance	12-13
Joint Venture Financial Summary	14-15
Capitalization Summary	16
Debt Summary	17
Debt Covenants	18
Portfolio Data:
Portfolio Overview	19
Occupancy and Leasing Trends	20
Leasing Statistics	21-22
Top Tenants and Lease Segmentation	23
Capital Expenditure Summary	24
Properties and Space Under Repositioning	25-26
Current Year Acquisitions and Dispositions Summary	27
Net Asset Value Components	28
Fixed Charge Coverage Ratio	29
Definitions / Discussion of Non‐GAAP Financial Measures	30-31
Disclosures:
Forward Looking Statements: This supplemental package contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward‐looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward‐looking statements, see Item 1A. Risk Factors in our 2015 Annual Report on Form 10‐K, which was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2016. We disclaim any obligation to publicly update or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Third Quarter 2016	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
David Lanzer	General Counsel
Patrick Schlehuber	Senior Vice President, Acquisitions
Bruce Herbkersman	Senior Vice President, Development & Construction
Shannon Lewis	Senior Vice President, Leasing
Tara Denman	Senior Vice President, Human Resources

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information
11620 Wilshire Blvd, Suite 1000
Los Angeles, CA 90025
310‐966‐1680
www.RexfordIndustrial.com

Investor Relations Information
ICR
Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	Juan C. Sanabria
Capital One	Thomas J. Lesnick, CFA
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jefferies LLC	Jonathan Petersen
National Securities Corporation	John R. Benda
Stifel Nicolaus & Co.	John W. Guinee
Wells Fargo Securities	Blaine Heck
Wunderlich Securities	Craig Kucera
Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Third Quarter 2016	Page 3
Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Financial Results:
Total rental revenues	$32,944	$30,497	$27,370	$26,059	$23,335
Net income	$3,061	$12,792	$1,477	$1,056	$617
Net income per common share-basic and diluted	$0.03	$0.19	$0.02	$0.02	$0.01
Company share of Core FFO	$14,240	$13,920	$11,962	$11,870	$11,201
Core FFO per common share-basic and diluted	$0.22	$0.22	$0.22	$0.21	$0.20
Company share of FFO	$13,874	$13,309	$12,123	$11,365	$10,780
FFO per share-basic and diluted	$0.21	$0.21	$0.22	$0.21	$0.20
Adjusted EBITDA	$20,622	$19,679	$17,074	$16,385	$14,607
Dividend declared per common share	$0.135	$0.135	$0.135	$0.135	$0.135
Portfolio Statistics:
Portfolio SF - consolidated	14,588,101	13,640,820	12,152,138	11,955,455	11,078,912
Ending occupancy - consolidated portfolio	89.7%	90.1%	88.1%	89.2%	88.8%
Leased percentage - consolidated portfolio	90.6%	90.3%	88.4%	89.3%	90.5%
Leasing spreads-GAAP	15.6%	23.5%	13.6%	12.9%	16.3%
Leasing spreads-cash	7.0%	11.0%	5.6%	6.4%	5.4%
Same Property Performance:
Same Property Portfolio SF	9,644,030	9,643,837	9,828,422	6,083,359	6,083,359
Total rental revenue growth	8.4%	5.3%	8.4%	2.8%	5.0%
Total property expense growth	8.9%	1.0%	8.7%	-2.2%	-3.2%
NOI growth	8.2%	6.9%	8.3%	4.8%	8.4%
Cash NOI growth	6.8%	9.1%	8.2%	7.5%	7.1%
Same Property Portfolio ending occupancy	93.7%	92.5%	91.7%	94.4%	93.7%
Stabilized Same Property Portfolio ending occupancy	96.3%	95.7%	95.1%	95.6%	94.8%
Same Property Portfolio occupancy growth (basis points) (2)	370 bps	350 bps	100 bps	160 bps	240 bps
Capitalization:
Common stock price at quarter end	$22.89	$21.09	$18.16	$16.36	$13.79
Common shares issued and outstanding	65,725,504	65,679,483	55,276,567	55,265,243	55,198,780
Total shares and units issued and outstanding at period end (3)	67,704,346	67,679,046	57,303,209	57,291,885	57,265,484
Weighted average shares outstanding ‐ basic and diluted	65,707,476	64,063,337	55,269,598	55,244,664	55,145,963
Total equity market capitalization	$1,549,752	$1,427,351	$1,040,626	$937,295	$789,691
Total consolidated debt	$502,776	$503,009	$445,611	$418,698	$335,904
Total combined market capitalization (net debt and equity)	$2,087,265	$1,901,183	$1,479,835	$1,350,792	$1,120,512
Ratios:
Net debt to total combined market capitalization	21.4%	24.9%	29.7%	30.6%	29.5%
Net debt to Adjusted EBITDA (quarterly results annualized)	5.4x	6.0x	6.4x	6.3x	5.7x
(1)For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 30 and page 8 of this report, respectively.

(2)
Represents the year over year percentage point change in ending occupancy of the Same Property Portfolio for the reported period. See page 13 for a summary of our current period Same Property Portfolio and page 29 for a definition of Same Property Portfolio. For prior periods ending in 2015, the Same Property Portfolio includes all properties that were wholly‐owned by us as of January 1, 2014 and still owned by us as of the reporting date.

(3)
Includes the following number of OP Units held by noncontrolling interests: 1,978,842 (Sep 30, 2016), 1,999,563 (Jun 30, 2016), 2,026,642 (Mar 31, 2016), 2,026,642 (Dec 31, 2015) and 2,066,704 (Sep 30, 2015). Excludes the following number of shares of unvested restricted stock: 322,837 (Sep 30, 2016), 356,249 (Jun 30, 2016), 380,861 (Mar 31, 2016), 333,441 (Dec 31, 2015) and 389,123 (Sep 30, 2015). Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units granted during Q4-15.

Third Quarter 2016	Page 4
Supplemental Financial Reporting Package

Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Land	$659,641	$605,694	$501,972	$492,704	$445,454
Buildings and improvements	778,066	745,968	667,675	650,075	620,341
Tenant improvements	36,687	33,873	30,305	28,977	26,539
Furniture, fixtures, and equipment	175	175	188	188	188
Construction in progress	23,300	23,714	17,662	16,822	14,265
Total real estate held for investment	1,497,869	1,409,424	1,217,802	1,188,766	1,106,787
Accumulated depreciation	(126,601)	(117,590)	(111,167)	(103,623)	(96,403)
Investments in real estate, net	1,371,268	1,291,834	1,106,635	1,085,143	1,010,384
Cash and cash equivalents	55,263	29,177	6,402	5,201	5,083
Restricted cash	—	17,979	—	—	—
Notes receivable	5,817	—	—	—	—
Rents and other receivables, net	2,633	3,010	2,939	3,040	2,221
Deferred rent receivable	10,913	9,585	8,670	7,827	7,009
Deferred leasing costs, net	8,064	6,531	6,001	5,331	5,044
Deferred loan costs, net	996	1,146	1,296	1,445	1,595
Acquired lease intangible assets, net(1)	38,093	37,789	28,802	30,383	27,838
Indefinite‐lived intangible	5,215	5,271	5,271	5,271	5,271
Other assets	5,522	5,589	5,580	5,523	5,491
Acquisition related deposits	400	400	400	—	1,250
Investment in unconsolidated real estate entities	—	4,203	4,144	4,087	4,056
Total Assets	$1,504,184	$1,412,514	$1,176,140	$1,153,251	$1,075,242
Liabilities
Notes payable	$500,428	$500,608	$444,010	$418,154	$335,058
Interest rate swap liability	5,938	7,551	4,949	3,144	4,716
Accounts payable and accrued expenses	18,433	10,877	14,897	12,631	13,886
Dividends and distributions payable	9,214	9,212	7,814	7,806	7,504
Acquired lease intangible liabilities, net(2)	5,722	4,346	3,307	3,387	2,700
Tenant security deposits	14,946	13,769	11,995	11,539	10,523
Prepaid rents	3,945	3,367	2,667	2,846	1,935
Total Liabilities	558,626	549,730	489,639	459,507	376,322
Equity
Preferred stock, net ($90,000 liquidation preference)	86,664	—	—	—	—
Common stock	658	657	554	553	552
Additional paid in capital	898,354	897,991	723,074	722,722	722,102
Cumulative distributions in excess of earnings	(56,651)	(50,733)	(54,192)	(48,103)	(41,613)
Accumulated other comprehensive loss	(5,764)	(7,328)	(4,728)	(3,033)	(4,546)
Total stockholders’ equity	923,261	840,587	664,708	672,139	676,495
Noncontrolling interests	22,297	22,197	21,793	21,605	22,425
Total Equity	945,558	862,784	686,501	693,744	698,920
Total Liabilities and Equity	$1,504,184	$1,412,514	$1,176,140	$1,153,251	$1,075,242

(1)	Includes net above-market tenant lease intangibles of $6,204 (September 30, 2016), $6,348 (June 30, 2016), $5,818 (March 31, 2016), $6,225 (December 31, 2015) and $5,621 (September 30, 2015).

(2)	Includes net below-market tenant lease intangibles of $5,533 (September 30, 2016), $4,149 (June 30, 2016), 3,102 (March 31, 2016), $3,174 (December 31, 2015) and $2,479 (September 30, 2015).

Third Quarter 2016	Page 5
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Rental income	$28,285	$26,119	$23,499	$22,665	$20,617
Tenant reimbursements	4,467	4,119	3,558	3,074	2,377
Other income	192	259	313	320	341
Total Rental Revenues	32,944	30,497	27,370	26,059	23,335
Management, leasing, and development services	131	111	134	105	186
Interest income	228	—	—	—	153
Total Revenues	33,303	30,608	27,504	26,164	23,674
Operating Expenses
Property expenses	8,978	7,959	7,543	7,118	6,237
General and administrative	5,067	4,521	3,602	3,952	3,778
Depreciation and amortization	13,341	12,610	11,214	10,821	10,642
Total Operating Expenses	27,386	25,090	22,359	21,891	20,657
Other Expenses
Acquisition expenses	380	635	475	528	528
Interest expense	3,804	3,716	3,254	2,724	2,245
Total Other Expenses	4,184	4,351	3,729	3,252	2,773
Total Expenses	31,570	29,441	26,088	25,143	23,430
Equity in income from unconsolidated real estate entities	1,328	62	61	35	45
Gain from early repayment of note receivable	—	—	—	—	581
Loss on extinguishment of debt	—	—	—	—	(253)
Gains on sale of real estate	—	11,563	—	—	—
Net Income	3,061	12,792	1,477	1,056	617
Less: net income attributable to noncontrolling interest	(63)	(418)	(52)	(40)	(24)
Net income attributable to Rexford Industrial Realty, Inc.	2,998	12,374	1,425	1,016	593
Less: preferred stock dividends	(661)	—	—	—	—
Less: earnings allocated to participating securities	(70)	(75)	(78)	(71)	(53)
Net income attributable to common stockholders	$2,267	$12,299	$1,347	$945	$540

Earnings per Common Share ‐ Basic and Diluted
Net income attributable to common stockholders	$0.03	$0.19	$0.02	$0.02	$0.01
Weighted average shares outstanding ‐ basic and diluted	65,707,476	64,063,337	55,269,598	55,244,664	55,145,963

Third Quarter 2016	Page 6
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands)

	Three Months Ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Rental Revenues
Rental income	$28,285	$20,617	$77,903	$58,449
Tenant reimbursements	4,467	2,377	12,144	7,405
Other income	192	341	764	693
Total Rental Revenues	32,944	23,335	90,811	66,547
Management, leasing, and development services	131	186	376	479
Interest income	228	153	228	710
Total Revenues	33,303	23,674	91,415	67,736
Operating Expenses
Property expenses	8,978	6,237	24,480	17,882
General and administrative	5,067	3,778	13,190	11,064
Depreciation and amortization	13,341	10,642	37,165	31,016
Total Operating Expenses	27,386	20,657	74,835	59,962
Other Expenses
Acquisition expenses	380	528	1,490	1,608
Interest expense	3,804	2,245	10,774	5,729
Total Other Expenses	4,184	2,773	12,264	7,337
Total Expenses	31,570	23,430	87,099	67,299
Equity in income from unconsolidated real estate entities	1,328	45	1,451	58
Gain from early repayment of note receivable	—	581	—	581
Loss on extinguishment of debt	—	(253)	—	(182)
Gains on sale of real estate	—	—	11,563	—
Net Income	3,061	617	17,330	894
Less: net income attributable to noncontrolling interest	(63)	(24)	(533)	(36)
Net income attributable to Rexford Industrial Realty, Inc.	2,998	593	16,797	858
Less: preferred stock dividends	(661)	—	(661)	—
Less: earnings allocated to participating securities	(70)	(53)	(223)	(152)
Net income attributable to common stockholders	$2,267	$540	$15,913	$706

Third Quarter 2016	Page 7
Supplemental Financial Reporting Package

Non-GAAP FFO and Core FFO Reconciliations(1)
(unaudited and in thousands, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net Income	$3,061	$12,792	$1,477	$1,056	$617
Add:
Depreciation and amortization	13,341	12,610	11,214	10,821	10,642
Depreciation and amortization from unconsolidated joint ventures	—	5	5	5	4
Deduct:
Gains on sale of real estate	—	11,563	—	—	—
Gain on acquisition of unconsolidated joint venture property	1,332	—	—	—	—
Funds From Operations (FFO) (2)	15,070	13,844	12,696	11,882	11,263
Less: preferred stock dividends	(661)	—	—	—	—
Less: FFO attributable to noncontrolling interests(3)	(424)	(421)	(449)	(418)	(407)
Less: FFO attributable to participating securities(4)	(111)	(114)	(124)	(99)	(76)
Company share of FFO	$13,874	$13,309	$12,123	$11,365	$10,780

FFO per share‐basic and diluted	$0.21	$0.21	$0.22	$0.21	$0.20

FFO	$15,070	$13,844	$12,696	$11,882	$11,263
Adjust:
Legal fee reimbursements(5)	—	—	(643)	—	(88)
Acquisition expenses	380	635	475	528	528
Core FFO (2)	15,450	14,479	12,528	12,410	11,703
Less: preferred stock dividends	(661)	—	—	—	—
Less: Core FFO attributable to noncontrolling interests(3)	(435)	(440)	(443)	(437)	(423)
Less: Core FFO attributable to participating securities(4)	(114)	(119)	(123)	(103)	(79)
Company share of Core FFO	$14,240	$13,920	$11,962	$11,870	$11,201

Core FFO per share‐basic and diluted	$0.22	$0.22	$0.22	$0.21	$0.20

Weighted‐average shares outstanding‐basic and diluted	65,707,476	64,063,337	55,269,598	55,244,664	55,145,963

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)
FFO and Core FFO for the three months ended September 30, 2015, includes the following: (i) $581 thousand gain from the early repayment of the Calle Perfecto note receivable and (ii) $253 thousand loss on extinguishment of debt.

(3)	Noncontrolling interests represent holders of outstanding common units of the Company’s operating partnership that are owned by unit holders other than us.

(4)	Participating securities include unvested shares of restricted stock, unvested LTIP units and unvested performance units.

(5)	Legal fee reimbursements relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

Third Quarter 2016	Page 8
Supplemental Financial Reporting Package

Non-GAAP AFFO Reconciliation(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Funds From Operations(2)	$15,070	$13,844	$12,696	$11,882	$11,263
Add:
Amortization of deferred financing costs	263	264	221	194	200
Net fair value lease revenue (expense)	(39)	60	(4)	48	69
Non‐cash stock compensation	992	953	934	494	443
Straight line corporate office rent expense adjustment	(12)	(11)	(1)	(1)	21
Loss on extinguishment of debt	—	—	—	—	253
Deduct:
Preferred stock dividends	661	—	—	—	—
Straight line rental revenue adjustment(3)	1,395	922	1,095	1,409	1,039
Capitalized payments(4)	833	735	795	651	548
Note receivable discount amortization	—	—	—	—	38
Note payable premium amortization	60	59	59	33	33
Gain from early repayment of note receivable	—	—	—	—	581
Recurring capital expenditures(5)	691	848	586	1,346	921
2nd generation tenant improvements and leasing commissions(6)	1,988	1,483	461	762	701
Unconsolidated joint venture AFFO adjustments	2	9	3	4	5
Adjusted Funds From Operations (AFFO)	$10,644	$11,054	$10,847	$8,412	$8,383

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)	A reconciliation of net income to Funds From Operations is set forth on page 8 of this report.

(3)
The straight line rental revenue adjustment includes concessions of $1,072, $767, $848, $727, and $870 for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. The straight line rental revenue adjustment includes $245 and $554 of free rent under a license agreement at one of our properties for the three months ended March 31, 2016 and December 31, 2015, respectively.

(4)	Includes capitalized interest, and leasing and construction development compensation.

(5)
Excludes nonrecurring capital expenditures of $7,030, $5,430, $4,238, $4,018, and $4,222 for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(6)
Excludes 1st generation tenant improvements/space preparation and leasing commissions of $1,407, $1,064, $989, $418 and $624 for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

Third Quarter 2016	Page 9
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - NOI and Cash NOI(1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Rental income	$28,285	$26,119	$23,499	$22,665	$20,617
Tenant reimbursements	4,467	4,119	3,558	3,074	2,377
Other income	192	259	313	320	341
Total Rental Revenues	32,944	30,497	27,370	26,059	23,335
Property Expenses	8,978	7,959	7,543	7,118	6,237
Net Operating Income (NOI)	$23,966	$22,538	$19,827	$18,941	$17,098
Net fair value lease revenue (expense)	(39)	60	(4)	48	69
Straight line rental revenue adjustment	(1,395)	(922)	(1,095)	(1,409)	(1,039)
Cash NOI	$22,532	$21,676	$18,728	$17,580	$16,128

Net Income	$3,061	$12,792	$1,477	$1,056	$617
Add:
General and administrative	5,067	4,521	3,602	3,952	3,778
Depreciation and amortization	13,341	12,610	11,214	10,821	10,642
Acquisition expenses	380	635	475	528	528
Interest expense	3,804	3,716	3,254	2,724	2,245
Loss on extinguishment of debt	—	—	—	—	253
Subtract:
Management, leasing, and development services	131	111	134	105	186
Interest income	228	—	—	—	153
Equity in income from unconsolidated real estate entities	1,328	62	61	35	45
Gain from early repayment of note receivable	—	—	—	—	581
Gains on sale of real estate	—	11,563	—	—	—
NOI	$23,966	$22,538	$19,827	$18,941	$17,098
Net fair value lease revenue (expense)	(39)	60	(4)	48	69
Straight line rental revenue adjustment	(1,395)	(922)	(1,095)	(1,409)	(1,039)
Cash NOI	$22,532	$21,676	$18,728	$17,580	$16,128

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

Third Quarter 2016	Page 10
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - EBITDA and Adjusted EBITDA (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income	$3,061	$12,792	$1,477	$1,056	$617
Interest expense	3,804	3,716	3,254	2,724	2,245
Depreciation and amortization	13,341	12,610	11,214	10,821	10,642
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	—	5	5	5	4
EBITDA	$20,206	$29,123	$15,950	$14,606	$13,508
Stock‐based compensation amortization	992	953	934	494	443
Gains on sale of real estate	—	(11,563)	—	—	—
Gain on sale of real estate from unconsolidated joint ventures	(1,332)	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	253
Gain from early repayment of note receivable	—	—	—	—	(581)
Legal fees reimbursements(2)	—	—	(643)	—	(88)
Acquisition expenses	380	635	475	528	528
Pro forma effect of acquisitions(3)	376	567	358	757	544
Pro forma effect of dispositions(4)	—	(36)	—	—	—
Adjusted EBITDA	$20,622	$19,679	$17,074	$16,385	$14,607

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)	Legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

(3)
Represents the estimated impact on EBITDA of Q3’16 acquisitions as if they had been acquired July 1, 2016, Q2’16 acquisitions as if they had been acquired April 1, 2016, Q1’16 acquisitions as if they had been acquired January 1, 2016, Q4’15 acquisitions as if they had been acquired October 1, 2015 and Q3’15 acquisitions as if they had been acquired July 1, 2015. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

(4)	Represents the impact on Q2’16 EBITDA of Q2’16 dispositions as if they had been sold as of April 1, 2016. See page 27 for a detail of disposition properties.

Third Quarter 2016	Page 11
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
NOI and Cash NOI and Reconciliation to Net Income	(unaudited and in thousands)

Same Property Portfolio NOI and Cash NOI:

	Three Months Ended September 30,				Nine months ended September 30,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Rental income	$19,871	$18,270	$1,601	8.8%	$58,124	$54,052	$4,072	7.5%
Tenant reimbursements	2,540	2,203	337	15.3%	7,735	7,212	523	7.3%
Other income	121	314	(193)	(61.5)%	474	633	(159)	(25.1)%
Total rental revenues	22,532	20,787	1,745	8.4%	66,333	61,897	4,436	7.2%
Property expenses	6,216	5,706	510	8.9%	17,994	16,966	1,028	6.1%
Same property portfolio NOI	$16,316	$15,081	$1,235	8.2%	$48,339	$44,931	$3,408	7.6%
Straight-line rents	(631)	(408)	(223)	54.7%	(1,105)	(1,149)	44	(3.8)%
Amort. above/below market leases	30	41	(11)	(26.8)%	94	114	(20)	(17.5)%
Same property portfolio Cash NOI	$15,715	$14,714	$1,001	6.8%	$47,328	$43,896	$3,432	7.8%

Reconciliation of Same Property Portfolio Cash NOI and Same Property Portfolio NOI to Net Income:

	Three Months Ended September 30,				Nine months ended September 30,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Same property portfolio cash NOI	$15,715	14,714			$47,328	43,896
Straight-line rents	631	408			1,105	1,149
Amort. above/below market leases	(30)	(41)			(94)	(114)
Same property portfolio NOI	$16,316	$15,081	$1,235	8.2%	$48,339	$44,931	$3,408	7.6%
Non-comparable property operating revenues	10,412	2,548			24,478	4,650
Non-comparable property expenses	(2,762)	(531)			(6,486)	(916)
Total consolidated portfolio NOI	$23,966	$17,098	$6,868	40.2%	$66,331	$48,665	$17,666	36.3%
Add:
Management, leasing and development services	131	186			376	479
Interest income	228	153			228	710
Equity in income from unconsolidated real estate entities	1,328	45			1,451	58
Gain from early repayment of note receivable	—	581			—	581
Gains on sale of real estate	—	—			11,563	—
Deduct:
General and administrative	5,067	3,778			13,190	11,064
Depreciation and amortization	13,341	10,642			37,165	31,016
Acquisition expenses	380	528			1,490	1,608
Interest expense	3,804	2,245			10,774	5,729
Loss on extinguishment of debt	—	253			—	182
Net income	$3,061	$617	$2,444	396.1%	$17,330	$894	$16,436	1,838.5%
(1) For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

Third Quarter 2016	Page 12
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
Portfolio Summary and Occupancy	(unaudited and dollars in thousands)

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Number of properties	96	91
Square Feet	9,644,030	9,381,405

Same Property Portfolio Occupancy:

	September 30, 2016		September 30, 2015		Change (basis points)
	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Occupancy:
Los Angeles County	94.0%	96.8%	88.8%	88.5%	520 bps	830 bps
Orange County	85.6%	94.4%	84.3%	93.0%	130 bps	140 bps
San Bernardino County	96.3%	96.3%	97.0%	97.0%	(70) bps	(70) bps
San Diego County	96.9%	96.9%	90.4%	90.4%	650 bps	650 bps
Ventura County	95.9%	95.9%	95.0%	95.0%	90 bps	90 bps
Total/Weighted Average	93.7%	96.3%	90.0%	91.0%	370 bps	530 bps

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)
Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 262,625 rentable square feet at five of our properties that were classified as repositioning or lease-up as of September 30, 2016. For additional details, refer to pages 25 -26 of this report.

Third Quarter 2016	Page 13
Supplemental Financial Reporting Package

Joint Venture Financial Summary
Balance Sheet	(unaudited and in thousands)

	Mission Oaks (1)
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets:
Investments in real estate, net	$—	$21,532	$21,416	$21,558	$21,153
Cash and cash equivalents	74	2,702	2,837	2,474	2,631
Rents and other receivables, net	29	100	61	34	5
Deferred rent receivable	—	85	65	61	39
Deferred leasing costs and acquisition related intangible assets, net	—	156	177	140	152
Other assets	—	4	14	13	16
Total Assets	$103	$24,579	$24,570	$24,280	$23,996

Liabilities:
Accounts payable, accrued expenses and other liabilities	$68	$157	$603	$646	$686
Tenant security deposits	—	436	436	436	429
Prepaid rents	—	33	43	168	130
Total Liabilities	68	626	1,082	1,250	1,245

Equity:
Equity	(19,084)	8,202	8,202	8,202	8,202
Accumulated deficit and distributions	19,119	15,751	15,286	14,828	14,549
Total Equity	35	23,953	23,488	23,030	22,751
Total Liabilities and Equity	$103	$24,579	$24,570	$24,280	$23,996
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

(1)
On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property, not previously owned by us. These financial statements represent the entire amounts attributable to the joint venture entity and do not represent our 15% proportionate share.

Third Quarter 2016	Page 14
Supplemental Financial Reporting Package

Joint Venture Financial Summary(1)
Statement of Operations	(unaudited and in thousands)

Statement of Operations

	Mission Oaks (2)
	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Income Statement
Rental revenues	$8	$526	$549	$526	$502
Tenant reimbursements	4	121	80	106	191
Other operating revenues	(4)	9	3	(2)	2
Total revenue	8	656	632	630	695
Property expenses	27	160	121	288	334
General and administrative	7	(2)	19	36	3
Depreciation and amortization	2	33	34	27	27
Total Operating Expenses	36	191	174	351	364
Gain on sale of assets/investments	3,396	—	—	—	—
Net Income	$3,368	$465	$458	$279	$331

NOI
Total revenue	8	656	632	630	695
Total property expenses	27	160	121	288	334
NOI	$(19)	$496	$511	$342	$361

EBITDA
Net income	$3,368	$465	$458	$279	$331
Depreciation and amortization	2	33	34	27	27
EBITDA	$3,370	$498	$492	$306	$358

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture

Net income	$3,368	$465	$458	$279	$331

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%
Company share	505	69	69	42	50
Intercompany eliminations/basis adjustments	(1,119)	(7)	(8)	(7)	(5)
Distributions from joint venture in excess of investment carrying amount	1,942	—	—	—	—
Equity in net income from unconsolidated real estate entities	$1,328	$62	$61	$35	$45

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)
On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property not previously owned by us. These financial statements represent the entire amounts attributable to the joint venture entity and do not represent our 15% proportionate share.

Third Quarter 2016	Page 15
Supplemental Financial Reporting Package

Capitalization Summary
(unaudited and in thousands, except share and per share data)

Capitalization as of September 30, 2016

Description	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Common shares outstanding (1)	65,725,504	65,679,483	55,276,567	55,265,243	55,198,780
Operating partnership units outstanding(2)	1,978,842	1,999,563	2,026,642	2,026,642	2,066,704
Total shares and units outstanding at period end	67,704,346	67,679,046	57,303,209	57,291,885	57,265,484
Share price at end of quarter	$22.89	$21.09	$18.16	$16.36	$13.79
Common Stock and Operating Partnership Units - Capitalization	$1,549,752	$1,427,351	$1,040,626	$937,295	$789,691
5.875% Series A Cumulative Redeemable Preferred Stock(3)	$90,000	$—	$—	$—	$—
Total Equity Market Capitalization	$1,639,752	$1,427,351	$1,040,626	$937,295	$789,691

Total Debt	$502,776	$503,009	$445,611	$418,698	$335,904
Less: Cash and cash equivalents	(55,263)	(29,177)	(6,402)	(5,201)	(5,083)
Net Debt	$447,513	$473,832	$439,209	$413,497	$330,821

Total Combined Market Capitalization (Net Debt and Equity)	$2,087,265	$1,901,183	$1,479,835	$1,350,792	$1,120,512

Net debt to total combined market capitalization	21.4%	24.9%	29.7%	30.6%	29.5%
Net debt to Adjusted EBITDA (quarterly results annualized)(4)	5.4x	6.0x	6.4x	6.3x	5.7x

(1)	Excludes the following number of shares of unvested restricted stock: 322,837 (Sep 30, 2016), 356,249 (Jun 30, 2016), 380,861 (Mar 31, 2016), 333,441 (Dec 31, 2015) and 389,123 (Sep 30, 2015).

(2)
Represents outstanding common units of the Company’ s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership. Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units which were granted during 4Q-2015.

(3)	Value based on 3,600,000 outstanding shares of preferred stock at a liquidation preference of $25.00 per share.

(4)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

Third Quarter 2016	Page 16
Supplemental Financial Reporting Package

Debt Summary
(unaudited and dollars in thousands)

Debt Detail:
As of September 30, 2016

Debt Description	Maturity Date	Stated Interest Rate	Effective Interest Rate(1)	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:
$60M Term Loan	8/1/2019(2)	LIBOR + 1.90%	3.818%	$59,870	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	2,943	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,212	--
1065 Walnut St	2/1/2019(3)	4.550%	4.550%	9,751	--
Unsecured Debt:
$100M Term Loan Facility	6/11/2019	LIBOR +1.35%(4)	3.248%	100,000	12/14/2018
$200M Revolving Credit Facility(5)	6/11/2018(2)	LIBOR +1.40%(4)	1.931%	—	--
$225M Term Loan Facility(6)	1/14/2023	LIBOR +1.60%(4)	2.131%	225,000	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			3.087%	$502,776

(1)	Includes the effect of interest rate swaps effective as of September 30, 2016, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.

(2)	One additional one‐year extension is available, provided that certain conditions are satisfied.

(3)	One additional five‐year extension is available, provided that certain conditions are satisfied.

(4)
The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility, 1.25% to 1.85% for the $100M term loan facility and 1.50% to 2.25% for the $225M term loan facility depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.

(5)	The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.

(6)
We have executed two interest rate swaps that will effectively fix this $225M term loan as follows: (i) $125M at 1.349% plus the applicable LIBOR margin from 2/14/18 to 1/14/22 and (ii) $100M at 1.406% plus the applicable LIBOR margin from 8/14/18 to 1/14/22.

Debt Composition:
Category	Avg. Term Remaining (yrs)(1)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed(2)	5.0	3.86%	3.86%	$277,776	55%
Variable(2)	6.3	LIBOR + 1.60%	2.13%	$225,000	45%
Secured	3.1		4.10%	$77,776	15%
Unsecured	6.0		2.90%	$425,000	85%

(1)	The weighted average remaining term to maturity of our consolidated debt is 5.6 years.

(2)	If all of our interest rate swaps were effective as of September 30, 2016, our consolidated debt would be 100% fixed and 0% variable. See footnote (6) above.

Debt Maturity Schedule:
Year	Secured(1)	Unsecured Debt	Total(1)	% Total	Effective Interest Rate
2016-2017	$—	$—	$—	—%	—%
2018	5,212	—	5,212	1%	5.950%
2019	69,621	100,000	169,621	34%	3.524%
Thereafter	2,943	325,000	327,943	65%	2.816%
Total	$77,776	$425,000	$502,776	100%	3.087%

(1)	Excludes the effect of scheduled monthly principal payments on amortizing loans.

Third Quarter 2016	Page 17
Supplemental Financial Reporting Package

Debt Covenants
(unaudited results)

Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)

	Covenant	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Maximum Leverage Ratio	less than 60%	40.2%	36.2%	37.8%	36.3%
Maximum Secured Leverage Ratio	less than 45%	5.3%	5.6%	6.6%	5.9%
Maximum Secured Recourse Debt	less than 15%	—%	—%	—%	—%
Minimum Tangible Net Worth	$582,432,000	$1,014,321	$913,570,000	$755,296,000	$753,641,000
Minimum Fixed Charge Coverage Ratio	at least 1.50 to 1.00	3.40 to 1.00	4.40 to 1.00	4.42 to 1.00	4.72 to 1.00
Unencumbered Leverage Ratio	less than 60%	31.7%	34.1%	35.4%	33.6%
Unencumbered Interest Coverage Ratio	at least 1.75 to 1.00	3.41 to 1.00	3.20 to 1.00	3.15 to 1.00	3.31 to 1.00

(1)	Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.

Third Quarter 2016	Page 18
Supplemental Financial Reporting Package

Portfolio Overview
at 9/30/16	(unaudited results)

Consolidated Portfolio:

		Rentable Square Feet			Occupancy				Annualized Base Rent
Market	# Properties	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Total Portfolio Excluding Repositioning(1)	Total (in thousands)(2)	per SF
Central LA	4	238,153	149,157	387,310	80.1%	100.0%	87.7%	100.0%	$3,502	$10.31
Greater San Fernando Valley	25	2,449,846	347,953	2,797,799	93.5%	56.8%	89.0%	96.5%	23,631	$9.49
Mid-Counties	9	369,350	302,740	672,090	96.2%	100.0%	97.9%	97.9%	6,065	$9.22
San Gabriel Valley	15	1,213,095	666,500	1,879,595	98.8%	78.2%	91.5%	99.1%	12,657	$7.36
South Bay	12	636,397	337,082	973,479	90.6%	100.0%	93.9%	96.2%	8,405	$9.20
Los Angeles County	65	4,906,841	1,803,432	6,710,273	94.0%	83.6%	91.2%	97.5%	54,260	$8.87

North Orange County	7	579,446	410,326	989,772	98.7%	97.6%	98.2%	98.2%	8,195	$8.43
OC Airport	8	511,419	243,371	754,790	73.8%	100.0%	82.2%	98.1%	5,879	$9.47
South Orange County	3	46,178	283,280	329,458	—%	100.0%	86.0%	86.0%	2,442	$8.62
West Orange County	3	170,865	322,865	493,730	100.0%	100.0%	100.0%	100.0%	4,304	$8.72
Orange County	21	1,307,908	1,259,842	2,567,750	85.6%	99.2%	92.3%	96.9%	20,821	$8.79

Inland Empire East	2	85,282	—	85,282	100.0%	—%	100.0%	100.0%	569	$6.68
Inland Empire West	13	961,184	568,109	1,529,293	96.0%	95.6%	95.8%	95.8%	10,536	$7.19
San Bernardino County	15	1,046,466	568,109	1,614,575	96.3%	95.6%	96.1%	96.1%	11,105	$7.16

Ventura	12	1,057,369	542,982	1,600,351	95.9%	67.4%	86.2%	86.2%	11,645	$8.44
Ventura County	12	1,057,369	542,982	1,600,351	95.9%	67.4%	86.2%	86.2%	11,645	$8.44

Central San Diego	13	664,487	769,706	1,434,193	98.2%	49.6%	72.1%	97.5%	11,621	$11.24
North County San Diego	6	584,258	—	584,258	95.0%	—%	95.0%	95.0%	5,417	$9.76
South County San Diego	1	76,701	—	76,701	99.4%	—%	99.4%	99.4%	706	$9.26
San Diego County	20	1,325,446	769,706	2,095,152	96.9%	49.6%	79.5%	96.8%	17,744	$10.65
CONSOLIDATED TOTAL / WTD AVG	133	9,644,030	4,944,071	14,588,101	93.7%	81.9%	89.7%	95.8%	$115,575	$8.83

(1)
Excludes space aggregating 932,163 square feet at eight of our properties that were in various stages of repositioning or lease-up as of September 30, 2016. See pages 25 - 26 for additional details on these properties.

(2)
Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of September 30, 2016, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Third Quarter 2016	Page 19
Supplemental Financial Reporting Package

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Occupancy: (1)
Los Angeles County	91.2%	90.6%	89.3%	91.4%	86.1%
Orange County	92.3%	91.8%	88.1%	86.4%	85.1%
San Bernardino County	96.1%	97.9%	96.7%	97.0%	97.2%
Ventura County	86.2%	91.8%	91.6%	95.3%	94.7%
San Diego County	79.5%	79.9%	77.2%	75.8%	91.7%
Total/Weighted Average	89.7%	90.1%	88.1%	89.2%	88.8%

Consolidated Portfolio SF	14,588,101	13,640,820	12,152,138	11,955,455	11,078,912

Leasing Activity:

	Three Months Ended
	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Leasing Activity (SF): (2)
New leases	519,212	476,858	248,520	343,876	216,499
Renewal	318,179	598,301	712,771	237,935	323,085
Gross leasing	837,391	1,075,159	961,291	581,811	539,584

Expiring leases	619,461	936,655	1,071,075	378,694	455,677
Net absorption	217,930	138,504	(109,784)	203,117	83,907
Retention rate (3)	51%	64%	67%	63%	71%

Weighted Average New/Renewal Leasing Spreads:

	Three Months Ended
	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
GAAP Rent Change	15.6%	23.5%	13.6%	12.9%	16.3%
Cash Rent Change	7.0%	11.0%	5.6%	6.4%	5.4%

(1)	See page 19 for the occupancy by county of our total consolidated portfolio excluding repositioning space.

(2)	Excludes month-to-month tenants.

(3)
Excluding four leases totaling 27,250 rentable square feet where the tenant relocated within the portfolio and two leases totaling 38,478 rentable square feet where we are performing value-add space improvements, our retention rate was 57% for the three months ended September 30, 2016.

Third Quarter 2016	Page 20
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Weighted Average Lease Term (Years)
Third Quarter 2016:
New	59	519,212	4.3
Renewal	75	318,179	3.0
Total/Weighted Average	134	837,391	3.8

Change in Annual Rental Rates for Current Quarter Leases
	GAAP Rent				Cash Rent
Third Quarter 2016:	Current Lease	Prior Lease	Rent Change - GAAP	Weighted Average Abatement (Months)	Starting Cash Rent - Current Lease	Expiring Cash Rent - Prior Lease	Rent Change - Cash
New(1)	$11.09	$9.43	17.6%	1.5	$10.85	$9.80	10.7%
Renewal (2)	$10.54	$9.21	14.4%	1.0	$10.37	$9.89	4.9%
Total/Weighted Average	$10.74	$9.29	15.6%	1.2	$10.55	$9.85	7.0%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy	Pro Forma Occupancy Excluding Repositioning	Pro Forma Annualized Base Rent per SF
Los Angeles County	17,993	$263	$54,523	91.5%	97.8%	$8.88
Orange County	—	—	20,821	92.3%	96.9%	$8.79
San Bernardino County	1,920	19	11,124	96.2%	96.2%	$7.16
San Diego County	17,417	218	17,962	80.3%	97.8%	$10.67
Ventura County	86,334	689	12,334	91.6%	91.6%	$8.41
Total/Weighted Average	123,664	$1,189	$116,764	90.6%	96.7%	$8.84

(1)
GAAP and cash rent statistics for new leases excludes 23 leases aggregating 369,294 rentable square feet for which there was no comparable lease data. Of these 23 excluded leases, 4 leases aggregating 150,738 rentable square feet relate to recently completed repositioning projects and 2 leases aggregating 110,248 relate to one of the properties we acquired during the current quarter. Comparable leases generally exclude: (i) space that has never been occupied under our ownership, (ii) repositioned/redeveloped space, (iii) space that has been vacant for over one year, (iv) space with different lease structures (for example a change from a gross lease to a modified gross lease or a increase or decrease in the leased square footage) or (v) lease terms shorter than six months.

(2)
GAAP and cash statistics for renewal leases excludes 7 leases aggregating 58,248 rentable square feet for which there was no comparable lease data, due to either (i) space with different lease structures or (ii) lease terms shorter than six months.

Third Quarter 2016	Page 21
Supplemental Financial Reporting Package

Leasing Statistics (Continued)
(unaudited results, data represents consolidated portfolio only)

Lease Expiration Schedule for Leases in Place as of September 30, 2016:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	Annualized Base Rent per SF
Available	—	1,378,574	$—	$—
MTM Tenants	104	220,743	2,768	$12.54
Remainder of 2016	118	1,031,976	8,398	$8.14
2017	387	2,549,990	22,663	$8.89
2018	321	1,751,409	16,545	$9.45
2019	194	1,811,416	15,958	$8.81
2020	66	1,555,910	13,166	$8.46
2021	79	2,247,132	18,643	$8.30
2022	14	455,403	3,068	$6.74
2023	10	287,155	3,518	$12.25
2024	8	535,587	4,359	$8.14
2025	4	260,467	2,539	$9.75
Thereafter	8	502,339	5,139	$10.23
Total Portfolio	1,313	14,588,101	$116,764	$8.84

Third Quarter 2016	Page 22
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
32 Cold, LLC	Central LA	149,157	1.8%	$14.02	3/31/2026(1)
Money Mailer Holding Corporation	West Orange County	207,953	1.7%	$9.71	12/31/2016
Cosmetic Laboratories of America, LLC	Greater San Fernando Valley	319,348	1.6%	$5.95	6/30/2020
Technicolor Home Entertainment Services, Inc.	Ventura	144,465	1.2%	$9.92	5/31/2017
Valeant Pharmaceuticals International, Inc.	West Orange County	170,865	1.2%	$8.24	12/31/2019
Triscenic Production Services, Inc.	Greater San Fernando Valley	186,988	1.2%	$7.49	9/30/2021(2)
Triumph Processing, Inc.	South Bay	164,662	1.1%	$8.22	5/31/2030
Senior Operations, Inc.	Greater San Fernando Valley	130,800	1.0%	$8.88	11/30/2024
Cox Communications California, LLC	South Orange County	102,299	1.0%	$11.16	9/30/2021
Biosense Webster	San Gabriel Valley	89,920	1.0%	$12.62	10/31/2020(3)
Top 10 Total / Weighted Average		1,666,457	12.8%	$9.03

(1)	Includes (i) 78,280 rentable square feet expiring September 30, 2025 and (ii) 70,877 rentable square feet expiring March 31, 2026.

(2)	Includes (i) 39,670 rentable square feet expiring November 30, 2019 and (ii) 147,318 rentable square feet expiring September 30, 2021.

(3)	Includes (i) 12,800 rentable square feet expiring September 30, 2017, (ii) 1,120 rentable square feet expiring September 30, 2019 and (iii) 76,000 rentable square feet expiring October 31, 2020.

Lease Segmentation by Size:

Square Feet	Number of Leases	Rentable SF	Leased %	Leased % Excluding Repositioning	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	900	2,014,797	91.4%	91.8%	$20,482	17.5%	$11.12
5,000‐9,999	154	1,113,363	94.9%	95.7%	11,148	9.5%	$10.56
10,000‐24,999	154	2,734,670	89.9%	95.6%	23,166	19.9%	$9.42
25,000‐49,999	45	1,825,357	87.7%	93.0%	14,992	12.9%	$9.36
>50,000	60	6,899,914	90.6%	100.0%	46,976	40.2%	$7.51
Total / Weighted Average	1,313	14,588,101	90.6%	96.7%	$116,764	100.0%	$8.84

Third Quarter 2016	Page 23
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, in thousands, except square feet and per square foot data)
(data represents consolidated portfolio only)

Three Months Ended September 30, 2016

	Amount	SF(1)	PSF
Tenant Improvements and Space Preparation:
New Leases‐1st Generation	$366	155,022	$2.36
New Leases‐2nd Generation	$955	486,532	$1.96
Renewals	$76	139,029	$0.55
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$1,041	487,514	$2.14
New Leases‐2nd Generation	$383	203,051	$1.89
Renewals	$574	562,841	$1.02
Total Recurring Capex:
Recurring Capex	$691	14,251,237	$0.05
Recurring Capex % of NOI	2.9%
Recurring Capex % of Operating Revenue	2.1%
Nonrecurring Capex	$7,030	6,823,346	$1.03

Nine months ended September 30, 2016

	Amount	SF(1)	PSF
Tenant Improvements and Space Preparation:
New Leases ‐1st Generation(2)	$1,362	430,017	$3.17
New Leases‐2nd Generation	$1,737	847,180	$2.05
Renewals	$178	236,951	$0.75
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$2,098	1,079,609	$1.94
New Leases‐2nd Generation	$1,164	677,875	$1.72
Renewals	$853	1,299,345	$0.66
Total Recurring Capex:
Recurring Capex	$2,125	13,225,517	$0.16
Recurring Capex % NOI	3.2%
Recurring Capex % Operating Revenue	2.3%
Nonrecurring Capex	$16,698	8,202,659	$2.04

(1)
For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

(2)
Includes a tenant improvement allowance payment of $499 thousand to a tenant located at 2431-2433 Impala during Q2-2016. Excluding this allowance payment, 1st generation tenant improvements were $864 thousand for 417,548 SF or $2.07 PSF for the nine months ended September 30, 2016.

Third Quarter 2016	Page 24
Supplemental Financial Reporting Package

Properties and Space Under Repositioning(1)
As of September 30, 2016	(unaudited results, in thousands, except square feet)

Repositioning Properties

						Est. Construction Period		Costs Incurred
Property (Submarket)	Total Property Rentable Square Feet	Space Under Repositioning/Lease-Up		Total Property Occ % 9/30/16	Same Property Portfolio	Start	Target Completion	Purchase Price	Repositioning	Cumulative Investment to date(2)	Projected Total Investment(3)	Actual Cash NOI 3Q‐2016(4)		Est. Annual Stabilized Cash NOI(5)	Est.Period until Stabilized (months)(6)
CURRENT REPOSITIONING:
1601 Alton Pkwy. (OC Airport)	124,000	74,667		40%	Y	4Q-2014	4Q-2016(6)	$13,276	$4,694	$17,970	$19,078	$97		$1,330	4 - 10(7)
9615 Norwalk Blvd. (Mid-Counties)(8)	38,362	—		100%	N	3Q-2015	TBD(7)	$9,642	$188	$9,830	$23,682	$120		$1,556	See footnote (8)
2535 Midway Drive Phase I (Central SD)	233,951	233,951		0%	N	4Q-2015	4Q-2017	$19,295	$635	$19,930	$42,599	$(83)		$2,806	24 - 26
2535 Midway Drive Phase II (Central SD)	139,793	139,793		0%	N	4Q-2017	2Q-2018	$—	$—	$—	$16,814	$—		$2,795	31 - 33
2535 Midway Drive - Total Phases I & II	373,744	373,744		0%	N			$19,295	$635	$19,930	$59,413	$(83)		$5,601
24955 Avenue Kearny (SF Valley)(9)	138,980	69,219		50%	Y	3Q-2016	1Q-2017	$11,510	$8	$11,518	$12,260	$112		$959	7 - 10
14750 Nelson (San Gabriel Valley)	145,531	145,531	(10)	0%	N	3Q-2016	1Q-2018	$15,000	$16	$15,016	$26,743	$(7)		$1,774	23 - 29
TOTAL/WEIGHTED AVERAGE	820,617	663,161		19%				$68,723	$5,541	$74,264	$141,176	$239	(11)	$11,220

LEASE-UP:
2610 & 2701 S. Birch St. (OC Airport)	98,230	47,500		52%	Y	2Q-2015	4Q-2015	$11,000	$2,606	$13,606	$13,606	$(81)		$965	0 - 5
9401 De Soto Avenue (SF Valley)	150,263	150,263		0%	N	2Q-2015	1Q-2016	$14,075	$2,594	$16,669	$16,992	$(43)		$1,165	0 - 6
679-691 S. Anderson Street (Central LA)	47,490	47,490		0%	Y	1Q-2016	3Q-2016	$6,490	$635	$7,125	$7,125	$(10)		$437	0 - 6
TOTAL/WEIGHTED AVERAGE	295,983	245,253		17%				$31,565	$5,835	$37,400	$37,723	$(134)	(11)	$2,567

COMPLETED DURING 3Q-2016:
24105 Frampton Avenue (South Bay)	49,841	—		100%	Y	2Q-2015	3Q-2016	$3,930	$1,741	$5,671	$5,671	$26		$396	--
12247 Lakeland Road (Mid-Counties)	24,875	—		100%	N	1Q-2016	3Q-2016	$4,257	$517	$4,774	$4,925	$24		$313	--
TOTAL/WEIGHTED AVERAGE	74,716	—		100%				$8,187	$2,258	$10,445	$10,596	$50	(11)	$709

(1)	See page 31 for a definition of Properties and Space Under Repositioning.

(2)	Cumulative investment‐to‐date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

(3)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(4)
Represents the actual cash NOI for each property for the three months ended September 30, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

(5)
Represents management’s estimate of each property’s cash NOI upon stabilization. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(6)
Represents the estimated remaining number of months, as of September 30, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(7)
Construction on three units totaling 60,667 square feet will be completed in October 2016 and we expect to lease these units by year-end. Construction on one additional 14,000 square foot unit will be completed in December 2016 and we expect to lease this unit in 2017.

(8)
9615 Norwalk has 10.26 acres of partially paved storage yard/industrial land that is currently under a month-to-month lease and generating $79 thousand per month in short term rent. The current projected total investment and estimated stabilized cash NOI reflects the construction and lease-up of a new approximately 200,000 square foot building after the month-to-month lease terminates. We expect the building to be completed and leased-up between 19 and 25 months from the commencement of the construction date.

(9)
We are currently in the permitting and design phase of the repositioning project at 24955 Avenue Kearny. As of the filing date of this report, we are also in negotiations to lease the entire building to an existing tenant in our portfolio. The current projected total investment and estimated stabilized cash NOI reflects the completion and lease-up of the repositioned building, and assumes that we do not execute a lease in the near term.

(10)
Represents the square footage of the existing acquired building. Upon completion of the project, the property will be approximately 200,000 square feet, which reflects an increase in square footage from the construction of two additional buildings on the excess land.

(11)
Actual NOI for the three months ended September 30, 2016, reflects the capitalization of $135 thousand of real estate property taxes and insurance for current repositioning, $54 thousand for lease-up properties and $18 thousand for completed properties, respectively. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

Third Quarter 2016	Page 25
Supplemental Financial Reporting Package

Properties and Space Under Repositioning(1) (Continued)
As of September 30, 2016	(unaudited results, in thousands, except square feet)

Repositioning Space

				Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Space Under Repositioning	Same Property Portfolio	Start	Target Completion	Repositioning	Projected Total Investment(2)	Occ % 9/30/16	Actual Cash NOI 3Q‐2016(3)		Est. Annual Stabilized Cash NOI(4)	Est.Period until Stabilized (months)(5)
CURRENT REPOSITIONING:
228th Street (South Bay)(6)	89,236	23,749	Y	1Q-2016	2Q-2017	$966	$1,550	66%	$(7)	(7)	$207	6 - 9
COMPLETED:
15140 & 15148 Bledsoe St. (SF Valley)	133,356	—	Y	1Q-2015	2Q-2016	$1,437	$1,437	100%	$124	(7)	$882	--

Completed and Leased Repositionings

Property (Submarket)		Rentable Square Feet				Stabilized Period				Stabilized Yield
7110 Rosecrans Ave. (South Bay)		73,439				2Q-2015				7.9%
7900 Nelson Rd. (SF Valley)		202,905				4Q-2015				6.6%
605 8th Street (SF Valley)		55,715				4Q-2015				6.8%
24105 Frampton Ave. (South Bay)		49,841				3Q-2016				7.0%
12247 Lakeland Rd. (Mid-Counties)		24,875				3Q-2016				6.4%
TOTAL/WEIGHTED AVERAGE		406,775								6.8%

(1)	See page 31 for a definition of Properties and Space Under Repositioning.

(2)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(3)
Represents the actual net operating income for each property for the three months ended September 30, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

(4)
Based on current management estimates. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(5)
Represents the estimated remaining number of months, as of September 30, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(6)
The property located at 228th Street includes eight buildings, of which three buildings aggregating 23,749 rentable square feet were under repositioning as of September 30, 2016. The amounts presented on this page represent the actual and estimated costs and cash NOI of only these three buildings.

(7)
Actual NOI for the three months ended September 30, 2016, reflects the capitalization of $18 thousand for repositioning space. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

Third Quarter 2016	Page 26
Supplemental Financial Reporting Package

Current Year Acquisitions and Dispositions Summary
(unaudited results, data represents consolidated portfolio only)

2016 Acquisitions
Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Acquisition Price ($ in MM)	Occ. % at Acquisition	Occ.% at September 30, 2016
3/15/2016	8525 Camino Santa Fe	San Diego	Central San Diego	59,399	$8.45	100%	89%
3/29/2016	28454 Livingston Avenue	Valencia	Greater San Fernando Valley	134,287	$16.00	100%	100%
4/15/2016	REIT Portfolio	Various(1)	Various(1)	1,530,814	$191.00	100%	100%
5/3/2016	10750-10826 Lower Azusa Road	Los Angeles	San Gabriel Valley	79,050	$7.66	92%	100%
6/30/2016	525 Park Avenue	Los Angeles	Greater San Fernando Valley	63,403	$7.55	100%	100%
7/6/2016	3233 Mission Oaks Boulevard(2)	Ventura	Ventura	457,693	$25.70	66%	66%
8/24/2016	1600 Orangethorpe Avenue	Orange County	North Orange County	345,756	$40.14	97%	97%
9/8/2016	14742-14750 Nelson Avenue	Los Angeles	San Gabriel Valley	145,531	$15.00	—%	—%
				2,815,933	$311.50

(1)
The REIT Portfolio consists of nine properties located in four of the Company’s core infill submarkets, including Orange County, Los Angeles - San Gabriel Valley, Inland Empire West and Central San Diego. For more information, see our Form 8-K filed on April 11, 2016 with the SEC.

(2)	On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property located at 3233 Mission Oaks Boulevard.

2016 Dispositions
Disposition Date	Property Address	County	Submarket	Rentable Square Feet	Sale Price ($ in MM)	Reason for Selling
5/2/2016	6010 North Paramount Boulevard	Los Angeles	South Bay	16,534	$2.48	User Sale
5/25/2016	1840 Dana Street	Los Angeles	Greater San Fernando Valley	13,497	$4.25	User Sale
6/7/2016	12910 East Mulberry Drive	Los Angeles	Mid-Counties	153,080	$15.00	User Sale
				183,111	$21.73

Third Quarter 2016	Page 27
Supplemental Financial Reporting Package

Net Asset Value Components
At 9/30/2016	(unaudited and in thousands, except share data)

Net Operating Income

ProForma Net Operating Income (NOI)(1)	Three Months Ended September 30, 2016
Total operating revenues	$32,944
Property operating expenses	(8,978)
Pro forma effect of uncommenced leases(2)	297
Pro forma effect of acquisitions(3)	376
Pro forma NOI effect of properties and space under repositioning(4)	3,625
ProForma NOI	28,264
Fair value lease revenue	(39)
Straight line rental revenue adjustment	(1,395)
ProForma Cash NOI	$26,830

Balance Sheet Items

Other assets and liabilities	September 30, 2016
Cash and cash equivalents	$55,263
Notes receivable	5,817
Rents and other receivables, net	2,633
Other assets	5,522
Acquisition related deposits	400
Accounts payable, accrued expenses and other liabilities	(18,433)
Dividends payable	(9,214)
Tenant security deposits	(14,946)
Prepaid rents	(3,945)
Total other assets and liabilities	$23,097

Debt and Shares Outstanding

Total consolidated debt(5)	$502,776
Preferred stock - liquidation preference	90,000

Common shares outstanding(6)	65,725,504
Operating partnership units outstanding(7)	1,978,842
Total common shares and operating partnership units outstanding	67,704,346

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 30 of this report.

(2)	Represents the estimated incremental base rent from uncommenced leases as if they had commenced as of July 1, 2016.

(3)
Represents the estimated incremental NOI from Q3’16 acquisitions as if they had been acquired on July 1, 2016. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had we actually owned the acquired entities as of July 1, 2016.

(4)
Represents the estimated incremental NOI from the properties that were classified as repositioning/lease-up or that were not fully stabilized as of September 30, 2016, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of July 1, 2016. See pages 25 - 26 for the properties included. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had these properties actually been stabilized as of July 1, 2016.

(5)	Excludes net deferred loan fees and net loan premium aggregating $2.3 million.

(6)	Represents outstanding shares of common stock of the Company, which excludes 322,837 shares of unvested restricted stock.

(7)	Represents outstanding common units of the Company’s operating partnership, Rexford Industrial Realty, L.P., that are owned by unit holders other than Rexford Industrial Realty, Inc.

Third Quarter 2016	Page 28
Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 9/30/16	(unaudited and in thousands)

For the Three Months Ended
September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
EBITDA(1)	20,206	29,123	15,950	14,606	13,508
Cash distributions from unconsolidated joint ventures	(4)	75	74	46	54
Fair value lease expense	(39)	60	(4)	48	69
Non‐cash stock compensation	992	953	934	494	443
Straight line corporate office rent expense adjustment	(12)	(11)	(1)	(1)	21
Gains on sale of real estate	—	(11,563)	—	—	—
Loss on extinguishment of debt	—	—	—	—	253
Straight line rental revenue adjustment	(1,395)	(922)	(1,095)	(1,409)	(1,039)
Capitalized payments	(400)	(292)	(356)	(345)	(296)
Note receivable discount amortization	—	—	—	—	(38)
Gain from early repayment of note receivable	—	—	—	—	(581)
Recurring capital expenditures	(691)	(848)	(586)	(1,346)	(921)
2nd generation tenant improvements and leasing commissions	(1,988)	(1,483)	(461)	(762)	(701)
Unconsolidated joint venture AFFO adjustments	(2)	(9)	(3)	(4)	(5)
Cash flow for fixed charge coverage calculation	16,667	15,083	14,452	11,327	10,767
Cash interest expense calculation detail:
Interest expense	3,804	3,716	3,254	2,724	2,245
Capitalized interest	433	443	439	306	252
Note payable premium amortization	60	59	59	33	33
Amortization of deferred financing costs	(263)	(264)	(221)	(194)	(200)
Cash interest expense	4,034	3,954	3,531	2,869	2,330
Preferred stock dividends	661	—	—	—	—
Fixed charges	4,695	3,954	3,531	2,869	2,330

Fixed Charge Coverage Ratio	3.5	x	3.8	x	4.1	x	3.9	x	4.6	x
(1)For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 30 and page 8 of this report, respectively.

Third Quarter 2016	Page 29
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO, as defined below, the following items: (i) certain non‐cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing and construction payroll, (iii) recurring capital expenditures required to maintain and re‐tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, (v) 2nd generation tenant improvements and leasing commissions, (vi) gain (loss) on extinguishment of debt and (vii) gain from early repayment of note receivable. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non‐recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.
Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
Capital Expenditures, Non‐recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.
Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.
Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.
Cash NOI: Cash basis NOI is a non‐GAAP measure, which we calculate by adding or subtracting from NOI (i) fair value lease revenue and (ii) straight‐line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Core Funds From Operations (Core FFO): We calculate Core FFO by adjusting FFO, as defined below, to exclude the impact of certain items that we do not consider reflective of our core revenue or expense streams. These adjustments consist of acquisition expenses and legal expenses or reimbursements related to prior litigation. For more information on prior litigation, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company's operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
EBITDA and Adjusted EBITDA: EBITDA is calculated as earnings (net income) before interest expense, tax expense and depreciation and amortization, including our proportionate share from our unconsolidated joint venture. We calculate Adjusted EBITDA by adding or subtracting from EBITDA the following items: (i) non‐cash stock based compensation expense, (ii) gains on sale of real estate (including our proportionate share from our unconsolidated joint venture), (iii) gain (loss) on extinguishment of debt, (iv) gain from early repayment of note receivable, (v) legal expenses or reimbursements related to prior litigation, (vi) acquisition expenses and (vii) the pro‐forma effects of acquisitions and dispositions. We believe that EBITDA and Adjusted EBITDA are helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use these measures in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, EBITDA and Adjusted EBITDA should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other Equity REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should be considered only as supplements to net income (as computed in accordance with GAAP) as a measure of our performance.

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Definitions / Discussion of Non‐GAAP Financial Measures

Funds from Operations (FFO): We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Net Operating Income (NOI): NOI is a non-GAAP measure which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property-level operating expenses. We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense, general and administrative expenses, interest expense, gains (or losses) on sale of real estate and other non-operating items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Proforma NOI: Proforma NOI is calculated by adding to NOI the following adjustments: (i) the estimated impact on NOI of uncommenced leases as if they had commenced as the beginning of the reportable period, (ii) the estimated impact on NOI of current period acquisitions as if they had been acquired at the beginning of the reportable period, (iiI) the actual NOI of properties sold during the current period and (iv) the estimated incremental NOI from properties that were classified as repositioning/lease-up properties as of the end of the reporting period, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.
Properties and Space Under Repositioning: Typically defined as properties or units where a significant amount of space is held vacant in order to implement capital improvements that improve the functionality (not including basic refurbishments, i.e., paint and carpet), cash flow and value of that space. We define a significant amount of space in a building as the lower of (i) 20,000 square feet of space or (ii) 50% of a building’s square footage. Typically, we would include properties or space where the repositioning and lease-up time frame is estimated to be greater than six months. A repositioning is considered complete once the investment is fully or nearly fully deployed and the property is marketable for leasing. We consider a property to be stabilized once it reaches 95% occupancy.
Rent Change ‐ Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Rent Change ‐ GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly‐owned by us as of January 1, 2015, and still owned by us as of September 30, 2016. The Company’s computation of same property performance may not be comparable to other REITs.
Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude space at properties that were in various stages of repositioning or lease-up.
Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

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